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                                                                 Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred M. Rankin, Jr., Charles A. Bittenbender, Dennis W. LaBarre, Kenneth C. Schilling and Thomas C. Daniels, and each of them, as the true and lawful attorney with full power of substitution or resubstitution, for and in the name, place and stead in any such capacity of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration for exchange of Class A Common Stock, $1.00 par value per share, of NACCO Industries, Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, to sign and file any and all applications and other documents to be filed with the Commission, with any and all amendments, supplements and exhibits thereto with full power and authority to do and perform any and all acts and things whatsoever required, necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the acts of such attorneys and any of them and any such substitute.

         Executed as of the 12th day of January 2005.



/s/ Alfred M. Rankin, Jr.                            /s/ Richard de J. Osborne
-------------------------                            -------------------------
Alfred M. Rankin, Jr.                                Richard de J. Osborne
Chairman, President, Chief Executive Officer         Director
(principal executive officer) and Director


/s/ Kenneth C. Schilling                             /s/ Ian M. Ross
-------------------------                            -------------------------
Kenneth C. Schilling                                 Ian M. Ross
Vice President and Controller                        Director
(principal financial and accounting officer)



/s/ Owsley Brown II                                  /s/ Michael E. Shannon
-------------------------                            -------------------------
Owsley Brown II                                      Michael E. Shannon
Director                                             Director


/s/ Robert M. Gates                                  /s/ Britton T. Taplin
-------------------------                            -------------------------
Robert M. Gates                                      Britton T. Taplin
Director                                             Director


/s/ Leon J. Hendrix, Jr.                             /s/ David F. Taplin
-------------------------                            -------------------------
Leon J. Hendrix, Jr.                                 David F. Taplin
Director                                             Director


/s/ Dennis W. LaBarre                                /s/ John F. Turben
-------------------------                            ------------------------
Dennis W. LaBarre                                    John F. Turben
Director                                             Director